                                                                   Exhibit 10.36


                              ASSIGNMENT AND ASSUMPTION OF LEASE

1. ALLOY, INC., a Delaware corporation, having an address at 151 West 26th Street, New York, NY 10001 ("Assignor"), in consideration of TEN and NO/100 ($10.00) DOLLARS and other good and valuable consideration paid by GOLDFARB & ABRANDT, a New York general partnership, having an address at 200 Park Avenue South, New York, NY 10003 ("Assignee"), hereby assigns unto Assignee, all of Assignor's right, title and interest in and to a certain lease (the "Lease") dated November 23, 1999 by and between EMPIRE STATE BUILDING COMPANY ("Landlord"), as landlord, and Assignor's predecessor-in-interest, CASS COMMUNICATIONS, INC., as tenant, having a term expiring on April 30, 2010 for premises (the "Premises") consisting of portions of the eleventh (11th) floor called "Room 1101 and Rooms 1133-1136" in the building known as "The Empire State Building" located at 350 Fifth Avenue, in the County, City and State of New York, as more particularly described in the Lease, together with all of Assignor's right, title and interest in and to any and all pre-paid rents and the security deposit thereunder, subject to the provisions hereof.

2. TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from the "Effective Date" (defined below) and for all the rest of the term of the Lease, subject to the rents and all of the other terms provisions, covenants and conditions therein contained.

3. Assignee hereby assumes from and after the Effective Date the performance of all of the terms, provisions, covenants and conditions of the Lease accruing on and after the Effective Date and agrees to pay the rent, additional rent and all other charges provided for and reserved in the Lease accruing on and after the Effective Date and will well and truly perform all of the terms, provisions, covenants and conditions of the Lease required to be paid, kept, performed or observed by the lessee pursuant to the Lease on and after the Effective Date, all with full force and effect.

4. Assignee hereby agrees that the obligations herein assumed by Assignee shall inure jointly and severally to Landlord and its successors and assigns.

5. Assignor and Assignee acknowledge and agree that notwithstanding this Assignment, Assignor remains jointly and severally liable with Assignee to Landlord for the performance of all terms, provisions, covenants and conditions set forth in the Lease.

6. Assignor represents to Assignee that: the Lease has not been assigned previously other than to Assignor as successor-in-interest to Cass Communications, Inc.; the Premises has not been sublet, in whole or in part; the Lease has not been modified and is in full force and effect; to the best of its knowledge, no circumstance exists and no event has occurred which, with the giving of notice, the passage of time, or both, would constitute a default of either party to the Lease; to the best of its knowledge, neither party to the Lease has any claims against the other party to the Lease; Assignor is up to date in all of the payments required to be made under the Lease as of today and will be up to date on the Effective Date.

7. Assignor shall indemnify, defend and hold Assignee harmless on demand, from and against any damages, costs, fees, and expenses (including, but not limited to, reasonable attorneys' fees) of Assignee suffered or incurred by reason of Assignee's liability to Landlord for any breach or default of Assignor under the Lease prior to the Effective Date or otherwise and for any other breach of this Agreement at any time.

8. Assignee shall indemnify, defend and hold Assignor harmless on demand, from and against any damages, costs, fees, and expenses of Assignor suffered or incurred by reason of Assignor's liability to Landlord for any breach or default of Assignee under the Lease on and after the Effective Date or otherwise and for any other breach of this Agreement at any time.

9. The parties shall cooperate reasonably with each other and Assignor shall be the party, if any, to this Agreement that has to pay any professional fees, costs and expenses required to be paid for, or reimbursed to Landlord in connection with the application for Landlord's consent to this Agreement.

10. Upon Assignee's execution of this Agreement, Assignee is paying Assignor $45,000.00 (the "G&A Security") to secure Assignee's performance of its obligations under the Lease on and after the Effective Date, without limiting Assignee's liability to the amount of the G&A Security. (Such $45,000.00 payment shall be refunded promptly to Assignee if this Agreement is cancelled for lack of Landlord's consent). If, when, as, and to the extent that Assignee collects any or all of the Security Deposit held by the Landlord under the Lease, and if and to the extent that Landlord shall retain, not return or apply all or part of the Security Deposit it holds to or for a default of Assignee under the Lease, Assignor shall be entitled to retain, not return or apply all or part of the G&A Security to or for a default of Assignee under this Agreement, without limiting Assignor's remedies to the amount of the G&A Security. If, when, as and to the extent that Landlord shall refund or return to Assignor all or part of the "Security Deposit" held by Landlord under the Lease, Assignor shall return or refund the G&A Security to Assignee promptly.

11. After the Effective Date, promptly upon its receipt and collection of the G & A Security, Assignor shall place it in a separate interest bearing bank account. Interest shall accumulate and be disbursed to the party entitled to the principal when the final payment of the principal is made. Otherwise, the G & A Security shall be held by Assignor subject to the applicable provisions of the Lease relating to the Security Deposit held by Landlord.

12. If Assignee has timely performed all of its obligations under the Lease and this Agreement, and the Lease remains in full force and effect, on the third (3rd) anniversary of the Effective Date, the G&A Security shall be reduced to $30,000.00 and the $15,000.00 reduction shall be effected by a prompt refund to Assignee of $15,000.00 out of the cash held as the G&A Security.

13. The "Effective Date" means the date that is three (3) days after the date on which Assignor and Assignee have signed and delivered this Agreement and Landlord has issued its signed written consent to this Agreement in form reasonably satisfactory to

         Assignor and Assignee. Anything contained herein to the contrary notwithstanding, if Landlord does not issue its signed written consent to this Agreement within thirty (30) days after it has been signed and delivered by Assignor and Assignee, either Assignor or Assignee may elect to cancel this Agreement by giving five (5) days prior notice of such cancellation to the other party, which notice of cancellation shall be effective (5) days after it is given provided that Landlord has not issued its signed written consent to this Agreement within five
         (5) days after the date on which such cancellation notice is given. If this Agreement is cancelled for lack of Landlord's consent pursuant to this paragraph, the G&A Security shall be returned by to Assignee promptly without interest.

14. Nothing contained herein or in any consent agreement that may be issued by the Landlord shall allow any other or further assignments, of the Lease or subletting of the Premises, in whole or in part, nor shall the use of the Premises be changed except insofar as Landlord shall acknowledge: that Assignee is a law firm engaged in the practice of law with the Premises to be used only as law offices for such purposes only; that attorneys at law may operate in an "Of Counsel" or other independent contractor capacity with exclusive use of a private office within the Premises and common use of all other facilities at the Premises; that a law firm has to have discretion to admit new partners, allow existing partners to, and for it to merge with, acquire, or be acquired by other law firms from time to time, with no change in membership to require Landlord's consent as long as Messrs. Goldfarb and Abandt remain managing members of the firm.

15. On the "Effective Date", Assignor shall deliver and Assignee shall accept, keys to, and possession of the Premises in as is" condition with the items of personal property (the "Furniture and Phones") listed in Exhibit #1, attached hereto and made a part hereof, left in the Premises for Assignee's use at Assignee's expense in "as is" condition.

16. Assignee is paying Assignor $20,000.00 upon execution hereof in consideration of the Furniture and Phones as described above. If this Agreement is cancelled for lack of the Landlord's consent, such $20,000.00 shall be refunded to Assignee promptly without interest. A copy of the bill of sale for the Furniture and Phones is attached hereto and made a part hereof as Exhibit #2. (The bill of sale will be signed and delivered by Assignor to Assignee on the Effective Date.)

17. The "Rent Date" means April 1, 2002. Anything contained herein to the contrary notwithstanding, Assignor shall be responsible for paying the "fixed annual rent" set forth in paragraph 46 of the Lease (exclusive of the Electricity Rent Inclusion Factor for the Premises under paragraph 41 of the Lease) plus the "Porter's Wage Escalation" plus the "Tax Escalation" under paragraph 33 of the Lease prior to the Rent Date. Such payments shall be made by Assignor directly to the Landlord if the Landlord will accept them from Assignor or paid by Assignee to the Landlord and reimbursed to Assignee by Assignor if Landlord will not accept such payments directly from Assignor.

18. Assignor covenants and agrees to pay Assignee, commencing on the Rent Date, and on a monthly basis on the first day of each month thereafter, in consideration of this Agreement, a sum equal to the difference between (i) the monthly "fixed annual rent" set forth in paragraph 46 of the Lease (exclusive of the Electricity Rent Inclusion Factor for the Premises under paragraph 41 of the Lease) plus the monthly "Porter's Wage Escalation" in an amount due prior to January 1, 2003 under paragraph 23 of the Lease plus the monthly "Tax Escalation" in an amount due prior to January 1, 2003 under paragraph 33 of the Lease and
         (ii) the "Monthly Imputed Rent" set forth in Table "A" below. (If the Porter's Wage Escalation and/or the Tax Escalation are not billed on a monthly basis, an appropriate adjustment shall be made to reflect the monthly amount thereof for the purposes of making the computations described in this paragraph. Once the annual amount of the Porter's Wage Escalation and the annual amount of the Tax Escalation in and for calendar year 2002 are known, those amounts shall be divided by twelve
         (12) and used to make monthly computations as provided above for monthly payments to be made by Assignor to Assignee for the balance of the term of the Lease. For the purposes of this Agreement only, and without changing the Lease or relieving any party of liability to Landlord at any time, the Porter's Wage Escalation and the Tax Escalation for the Assignee under the Lease will both have a base period of January 1, 2002 to December 31, 2002, as Assignor shall be paying for, or reimbursing to Assignee the annual amount of those escalation charges at the rates in effect during the year ending December 31, 2002. The balance of the amounts being paid by Assignor to Assignee periodically on the first day of each month in advance from and after the Rent Date for the balance of the term of the Lease are set forth in Table "A" below.)

                                    Table "A"

Period                               Annual Imputed Rent               Monthly Imputed Rent
April 1, 2002 to March 31, 2005               $137,332.00              $11,444.33
April 1, 2005 to March 31, 2008               $142,614.00              $11,884.50
April 1, 2008 to April 30, 2010               $153,178.00              $12,764.83


19. All notices permitted or required hereunder shall be in writing addressed to the parties at their respective addresses herein above set forth and sent by nationally recognized overnight courier (e.g., Express Mail, Airborne Express, Federal Express, DHL Overnight Delivery Service and UPS) for next business day delivery with an additional non-mandatory so called "courtesy copy" to the attorneys of the parties as follows: Joel B. Singer, Esq., 100 West 57 Street, New York, NY 10019, as Assignor's attorney; and Jeffrey E. Weissmann, Esq., Cassin Cassin & Joseph LLP, 300 East 42nd Street, New York, New York 10017, as Assignee's attorney. Each party may change its attorneys or the address for notices to it on seven (7) days prior written notice. Notices sent as provided herein shall be deemed to have been given on the date of receipt, refusal or first attempted delivery, as the case may be. The parties shall provide tracking numbers to each other as necessary to confirm delivery. After the Effective Date, Assignee shall notify Landlord and Assignor of its new address for notices at the Premises, and Assignee shall provide Assignor with copies of any notices that it receives from Landlord promptly upon receipt thereof, subject to the understanding that Landlord will be sending all notices to Assignee in the first instance at the address designated in writing to Landlord therefor.

20. Assignee shall pay Assignor, prior to the Effective Date, the amount of any prepaid rents attributable to rents for any period occurring after the Effective Date to reflect the rents paid by Assignor to Landlord for any portion of the Lease term that will elapse after the Effective Date, subject, however, to adjustments between Assignor and Assignee under the provisions of paragraphs 17 and 18 of this Agreement. Assignor states, to the best of its knowledge, that, other than the rents for the month of February, 2002 and the Security Deposit, as of the Effective Date, it wilt not have paid any advance rents and the ERIF should be the only item that has to be adjusted between the parties to this agreement as of the Effective Date.

21. Assignor represents that the holdover situation described in paragraph 16(B) of the Lease no longer exists.

22. Each party covenants and represents to the other that it dealt with no real estate broker, agent or finder in connection with this Agreement other than Loeb Partners Realty and GVA/Williams Real Estate Co. Inc. Assignor shall pay the commissions to Loeb Partners Realty and GVA/Williams Real Estate Co. Inc. pursuant to its separate agreements with those brokers. Each party shall indemnify, defend and hold the other party harmless on demand from and against any liability for real estate brokerage commission claims arising from the indemnitor's breach of the representations contained in of this paragraph.

23. From and after the Effective Date, any and all disputes between Assignor and Assignee relating to amounts to be paid by either of them to the other under paragraphs 17 and 18 of this Agreement shall be resolved exclusively as provided in this paragraph. Such dispute shall be submitted in writing to the attorneys for the parties. If the attorneys for the parties are unable to reach an agreement in writing to resolve the dispute that is acceptable to both parties within ten
         (10) days, the dispute shall be resolved exclusively by resort to arbitration before the American Arbitration Association in New York City under its Rules for the Arbitration of Commercial Disputes and judgment upon the award rendered in such arbitration proceeding may be enforced in any court having jurisdiction. The prevailing party in any action or proceeding between Assignor and Assignee shall be entitled to recover its reasonable attorneys' fees, interest, costs and disbursements.

24. This Agreement shall be binding on and inure to the benefit of, the parties hereto and their respective heirs, .successors and assigns. This is the final and complete agreement of the parties to this Agreement for the transaction to which it relates; it shall supersede any other prior understandings; it cannot be modified, except in writing signed by the party to be charged; its meaning and effect shall be determined without any presumption against any party as the drafter; it may be executed in counterparts, each of which shall be deemed to be a complete original when it has been signed and delivered by each party to the other.

         IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the 1st day of February, 2002.

                                                   ALLOY, INC.

Witnessed by:                                      By: /s/ Samuel A. Gradess
/s/ Gina R. DiGioia                                   -------------------------
----------------------                                Name:  Samuel A. Gradess
                                                             Title: CFO



                                                   GOLDFARB & ABRANDT


Witnessed by:                                      By: /s/ David Goldfarb
/s/ [Signature unreadable]                            --------------------------
--------------------------                            Name:  David Goldfarb
                                                      Title:  Partner

                                  BILL OF SALE

         This BILL OF SALE is made as of___________ ___, 2002 by _____________, a ________________, having its principal place of business located at ___________________, ___ Floor, _______________ ("Seller") and
__________________, a _____________________, having an address at
______________________, Suite __________, ___________, ________________________
("Buyer"). The terms "Seller" and "Buyer" in this Bill of Sale shall include the respective successors and assigns of said parties.

         FOR TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby grants, bargains, sells, aliens, releases, conveys and confirms unto Buyer, all of Seller's right, title and interest in and to the assets more fully described on Exhibit A hereto (collectively, the "Assets").

         Seller is delivering and Buyer is accepting the Assets "as is", "where is" and without any warranties of any kind whatsoever except Seller represents and warrants that Seller owns the Assets, free and clear of all liens, claims and encumbrances and that Seller has the power and authority to sell the Assets.

         TO HAVE AND TO HOLD the same unto Buyer, forever.

         IN WITNESS WHEREOF, this Bill of Sale has been executed by Seller as of the ___ day of _____________ 2002.

                                                   _____________________________

                                                   By:    ______________________
                                                   Name: _______________________
                                                   Title: ______________________
STATE OF______________)

                         : ss.:
COUNTY OF_____________)

         On the ____ day of ____________, in the year 2002, before me, the undersigned personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that s/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                       ___________________________________
                       Signature and Office of individual
                              taking acknowledgment

                                    EXHIBIT A

                                     ASSETS

FURNITURE INVENTORY
EMPIRE STATE BUILDING Room 1101
1/28/02

Reception

Small Settee (new) w/cherry wood arms
Club Chair (new) w/cherry wood arms
Oval cherry wood coffee table
Square cherry wood end table

Conference Room

Conference table 12' X 4'
Conf. chairs beige leather (12)
Side chairs beige leather (7)
Credenza 5'-9'" X 1' -6"
Marker board with doors

Private Offices
Conference end table desk with return and credenza, 30" 2 drawer file cabinet (10)
Task chair in navy fabric (2)
Cork boards (10)
Metal bookcase 3' X 1-6" 3 shelves (10)
Guest chair in navy fabric w/black plastic / metal (20)
Executive desk with return and credenza (1)
Executive credenza with hutch 6' X I '-7"(l)
Guest chairs wood and fabric (6)
36" Small round conference table (1)


Workstations
Low metal and fabric partition workstations (8)

Pantry
42" Round plastic laminate tables (2)
Side chairs plastic and black metal (10)

Store Room
Metal shelves 4' X 2' 6 shelves high (3)
FURNITURE INVENTORY cont'

File Cabinets

42" lateral metal file cabinet 5 drawer high (4)
36" lateral metal file cabinet 5 drawer high (9)
30" lateral metal file cabinet 5 drawer high (5)
36" lateral metal file cabinet 3 drawer high (3)
30" lateral metal file cabinet 3 drawer high (2)
42" lateral metal file cabinet 2 drawer high (4)
30" lateral metal file cabinet 1 drawer high (1)

42" two door metal storage cabinet 2 shelves high (4)
36" two door metal storage cabinet 2 shelves high (9)
30" two door metal storage cabinet 2 shelves high (5)
Storage cabinet 2 door 3' X 1' -6" X 7' (1)
Open bins 30" X 10" (9)

Nortel Norstar Phones (22)
Norstar receptionist phone (1)
Canon NP 4050 Copier (1)
Large cork board (1)
Large fake potted plants (3)

                                  BILL OF SALE

         This BILL OF SALE is made as of February , 2002 by ALLOY, INC., a Delaware corporation, having its principal place of business located at 151 West 26th Street, New York, NY 10001 1lth Floor, ("Seller") and _________________, a _____________________, having an address at ______________________ Suite
__________, __________ _______________ ________ ("Buyer"). The terms "Seller"
and "Buyer" in this Bill of Sale shall include the respective successors and assigns of said parties.

         FOR TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby grants, bargains, sells, aliens, releases, conveys and confirms unto Buyer, all of Seller's right, title and interest in and to the assets more fully described on Exhibit A hereto (collectively, the "Assets").

         Seller is delivering and Buyer is accepting the Assets "as is", "where is" and without any warranties of any kind whatsoever except Seller represents and warrants that Seller owns the Assets, free and clear of all liens, claims and encumbrances and that Seller has the power and authority to sell the Assets.

         TO HAVE AND TO HOLD the same unto Buyer, forever.

         IN WITNESS WHEREOF, this Bill of Sale has been executed by Seller as of the 6th day of February, 2002.

                                                  ALLOY INC.
                                                  By:  /s/ Samuel A. Gradess
                                                     ---------------------------
                                                  Name: Samuel A. Gradess
                                                     ---------------------------
                                                  Title: CFO
                                                     ---------------------------

STATE OF   New York) :ss:
        -------------
COUNTY OF  New York)
         ------------

         On the 6th day of February, in the year 2002, before me, the undersigned personally appeared, Samuel A. Gradess, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that s/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



By: /s/ Gina R. DiGioia, VP/General Counsel
-------------------------------------------
Signature and Office of individual
taking acknowledgment

                                    EXHIBIT A

                                     ASSETS

FURNITURE INVENTORY
EMPIRE STATE BUILDING Room 1101
1/28/02

Reception

Small Settee (new) w/cherry wood arms
Club Chair (new) w/cherry wood arms
Oval cherry wood coffee table
Square cherry wood end table

Conference Room

Conference table 12' X 4'
Conf., chairs beige leather (12)
Side chairs beige leather (7)
Credenza 5'-9" X 1'-6"
Marker board with doors

Private Offices

Conference end table desk with return and credenza, 30" 2 drawer file cabinet (10)
Task chair in navy fabric (2)
Cork boards (10)
Metal bookcase 3' X 1-6" 3 shelves (10)
Guest chair in navy fabric w/black plastic / metal (20)
Executive desk with return and credenza (1)
Executive credenza with hutch 6' X 1'-7"(1)
Guest chairs wood and fabric (6)
36" Small round conference table (1)

Workstations

Low metal and fabric partition workstations (8)

Pantry
42" Round plastic laminate tables (2)
Side chairs plastic and black metal (10)

Store Room

Metal shelves 4' X 2' 6 shelves high (3)

File Cabinets

42" lateral metal file cabinet 5 drawer high (4)
36" lateral metal file cabinet 5 drawer high (9)
30" lateral metal file cabinet 5 drawer high (5)
36" lateral metal file cabinet 3 drawer high (3)
30" lateral metal file cabinet 3 drawer high (2)
42" lateral metal file cabinet 2 drawer high (4)
30" lateral metal file cabinet 1 drawer high (1)

42" two door metal storage cabinet 2 shelves high (4)
36" two door metal storage cabinet 2 shelves high (9)
30" two door metal storage cabinet 2 shelves high (5)
Storage cabinet 2 door 3 X 1'-6" X 7' (1)
Open bins 30" X 10" (9)

Nortel Norstar Phones (22)
Norstar receptionist phone (1)
Canon NP 4050 Copier (I) Large
corkboard (1) Large fake potted plants (3)